Exhibit 10.1
FIRST BANK OF DELAWARE
1000 Rocky Run Parkway
Wilmington, Delaware 19803-1455
August 22, 2005
Dollar Financial Group, Inc.
1436 Lancaster Avenue — Suite 300
Berwyn, Pennsylvania 19312-1288
Re: Amendment of Marketing and Servicing Agreement
Gentlemen:
     Reference is made hereby to the Marketing and Servicing Agreement between us dated October 18, 2002 (the “Agreement”), as previously amended. As used herein, unless the context otherwise requires, all capitalized terms have the meanings ascribed to them in the Agreement.
     BANK desires to expand the scope of service offerings under the Agreement to include certain installment loans (“Installment Loans”). We agree to the following amendments to the Agreement to facilitate the marketing and servicing of Installment Loans by DOLLAR:
     1. Sections 2(d)(ii), 2(f) and 2(i) of the Agreement shall not apply to Installment Loans; the terms of this letter shall supersede such sections of the Agreement in their entirety with respect to Installment Loans.
     2. Subject to the provisions of the Agreement (as modified hereby), DOLLAR shall earn, as and for its fees for the origination and servicing of Installment Loans: (a) a [***]fee, and (b) a [***] bonus.
     (a) The [***] fee shall be settled and payable to DOLLAR on a daily basis and shall equal: (i) [***]% of the interest income (other than default interest) collected by BANK in respect of Installment Loans plus (ii) [***]% of the [***],[***] and [***] by [***] in respect of Installment Loans, less (iii) [***]% of all [***] with respect to processing of Installment Loan applications, and less (iv) [***] with respect to Installment Loans.
     (b) The amount of DOLLAR’s [***] bonus shall be determined as follows: [***] shall [***] and [***]% of the [***] in respect of Installment Loans in each calendar month. [***], BANK shall [***] in respect of Installment Loans for such month. The remaining amount shall be paid to DOLLAR on fifth business day following the tenth calendar day of each month with respect to the preceding calendar month as a [***] bonus, subject to the further [***] provisions of the following paragraph.
     (c) In order [***], as modified hereby, BANK may [***] bonus so that the [***] bonus is not [***]% of the [***]. Such [***] shall be [***], shall not [***], and shall be [***] remains in effect and for sixty (60) days after termination of the Agreement or [***], whichever period is greater. It shall be [***] to enter into and fund any new Installment Loan that, as of the preceding business day, the [***] shall be not [***]% of [***] and [***]. In the event that [***] in the [***] is not [***], then [***], may [***] to [***], any such [***] shall be [***].
     (d) In the event that the total of all compensation due DOLLAR under this letter agreement, net of all [***] for which [***], is less than or equal to [***] during the six months following the initial offering of Installment Loans, then BANK shall pay DOLLAR an additional sum equal to [***]% of the [***] in respect of Installment Loans during such six-month period. For purposes of this and the following paragraph, the six-month period will end upon the calculation and settlement of the sixth [***] bonus.
     (e) In the event that [***] are [***]% of [***], not [***], during the six months following the initial offering of Installment Loans, BANK shall [***] shall be [***] an [***] equal to [***]% of the [***] for the six months following the initial offering of Installment Loans.
     3. In [***], Bank agrees to provide DOLLAR with exclusive territorial rights around each of its existing stores. BANK will not contract with any store or other business offering Loans or Installment Loans within [***] miles of an existing store, franchisee or affiliate of DOLLAR.
     Except as amended hereby, the Agreement is unmodified and shall remain in full force and effect.

Very truly yours,
FIRST BANK OF DELAWARE

By: /s/ Harry Madonna
Harry Madonna
CEO and President

Accepted and agreed to as of
the 22nd day of August, 2005:

DOLLAR FINANCIAL GROUP, INC.

By: /s/ Jeffrey Weiss
Jeffrey Weiss
Chief Executive Officer